U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                        ----------------------

                              FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934.

Date of Report (Date of earliest event reported): January 23, 1999


                         BRIDGE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                       -------------------------
                   COMMISSION FILE NUMBER: 000-18546
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                              NEW YORK
                  (State or other jurisdiction of
                   incorporation or organization)

                        2200 MONTAUK HIGHWAY
                       BRIDGEHAMPTON, NEW YORK
              (Address of principal executive offices)

                                11932
                              (Zip Code)

                              11-2934195
                 (IRS Employer Identification Number)

                            (516) 537-1000
                      (Issuer's telephone number)

                             NOT APPLICABLE
          (Former name, former address and former fiscal year,
                     if changed since last report.)

Item 5.  Other Events

     On January 23, 1999, Anthony Leone resigned as Senior Vice President and Secretary of the Registrant and as Senior Vice President and Chief Banking Officer of the Registrant's subsidiary, The Bridgehampton National Bank. In accordance with the understanding between Mr. Leone and the Registrant, the resignation was deemed to be effective as of December 21, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Bridge Bancorp, Inc.
                                    (Registrant)

                                        By: /s/ Thomas J. Tobin
                                           ----------------------------
                                           Thomas J. Tobin
                                           Chief Executive Officer

                                        Dated:  2/2/99
                                              -------------------------